UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

(407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item     5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Xenia Hotels & Resorts, Inc. ("Xenia" or the "Company"), previously adopted, subject to stockholder approval, the fifth amendment (the "Fifth Amendment") to the Xenia, XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan (the "2015 Plan"), which was approved by Xenia's stockholders on May 13, 2025 at the 2025 Annual Meeting of the Stockholders of the Company (the "Annual Meeting"). The Fifth Amendment increased the aggregate number of shares of common stock that may be issued pursuant to awards under the 2015 Plan by 2,250,000 shares, thereby increasing the share limit to 14,000,000 shares.
The foregoing description of the Fifth Amendment to the 2015 Plan is qualified in its entirety by reference to the text of such amendment, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item     5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 13, 2025. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.     The Company’s stockholders elected each of the following directors to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualify by the following votes:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Marcel Verbaas	80,811,598	2,408,754	49,598	5,392,616
Keith E. Bass	82,003,803	1,212,130	54,017	5,392,616
Thomas M. Gartland	80,527,669	2,688,406	53,875	5,392,616
Beverly K. Goulet	82,707,234	512,445	50,271	5,392,616
Arlene Isaacs-Lowe	82,660,420	536,431	73,099	5,392,616
Mary E. McCormick	82,385,896	833,844	50,210	5,392,616
Terrence Moorehead	82,445,148	770,203	54,599	5,392,616
Dennis D. Oklak	82,565,591	647,305	57,054	5,392,616

2.     The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement (the “Say-on-Pay Vote”) by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,012,263	4,057,970	199,717	5,392,616

3.     The Company's stockholders approved the Fifth Amendment to the Company's 2015 Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,379,835	21,710,513	179,602	5,392,616

4.     The Company’s stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2025 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
87,454,688	1,142,802	65,076	—
Item    9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Fifth Amendment to Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: May 14, 2025	By:	/s/ Taylor C. Kessel
	Name:	Taylor C. Kessel
	Title:	Senior Vice President , General Counsel and Secretary

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